UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

SOY ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-53112	20-4026473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4172 19th Street SW, Mason City Iowa	50401
	(Address of principal executive offices)	(Zip Code)

(641) 421-7590
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of 2012 Annual Members’ Meeting

On June 21, 2012, Soy Energy, LLC (“Soy”) held its 2012 annual members’ meeting (“Annual Meeting”) to vote on the election of two directors.

Proposal One: Election of Directors

ELECTION OF TWO DIRECTORS
The votes for two directors serving a term until 2015 are as follows:

	For	Against	Abstain
Daryl Haack	9,445	20	0
Chuck Getting	9,465	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOY ENERGY, LLC

Date: June 26, 2012	/s/ Steven Nath
Steven Nath
Chief Financial Officer